UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 26, 2010
THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in Charter)
Florida

(State or Other Jurisdiction of Incorporation)

1-14260	65-0043078

(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Suite 700, Boca Raton, Florida	33487

(Address of Principal Executive Offices)	(Zip Code)
(561) 893-0101

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
     Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b)
On August 26, 2010, The GEO Group, Inc. (“GEO”) announced that Wayne H. Calabrese, GEO’s Vice Chairman, President and Chief Operating Officer, will retire effective December 31, 2010. Mr. Calabrese’s business development and oversight responsibilities will be reassigned throughout GEO’s senior management team and existing corporate structure. Following his retirement, Mr. Calabrese will continue to work with GEO in a consulting capacity pursuant to a Consulting Agreement with GEO, dated as of August 26, 2010 (the “Consulting Agreement”).
Under the terms of the Consulting Agreement, which begins on January 3, 2011, Mr. Calabrese will provide assistance to GEO and its subsidiaries involving business development, contract administration assistance with respect to existing contracts and contract administration assistance with respect to new contracts for a monthly consulting fee. Mr. Calabrese may receive additional monthly consulting fees for his services on designated projects as agreed upon by GEO and Mr. Calabrese. The Consulting Agreement has an initial term of one year which may be renewed as agreed upon by GEO and Mr. Calabrese. The Consulting Agreement also contains customary provisions related to non-competition, work product and confidentiality.
Mr. Calabrese will be entitled to receive his retirement payment of $2,826,000 under the terms of his existing retirement agreement. Pursuant to the terms of Mr. Calabrese’s retirement agreement, GEO will make any applicable tax gross-up payments related to the retirement payment.
GEO has also agreed to repurchase from Mr. Calabrese on September 1, 2010, approximately 380,000 shares of GEO common stock held by Mr. Calabrese at the closing price of GEO common stock as reported on the New York Stock Exchange on September 1, 2010.
A copy of the press release announcing Mr. Calabrese’s retirement as GEO’s Vice Chairman, President and Chief Operating Officer and a copy of Mr. Calabrese’s retirement letter are incorporated herein by reference and attached hereto as Exhibits 99.1 and 99.2, respectively.
Section 9 — Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description

99.1	Press release, dated August 26, 2010, announcing the retirement of Vice Chairman, President and Chief Operating Officer, Wayne H. Calabrese.

99.2	Mr. Calabrese’s retirement letter, dated August 26, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.
August 27, 2010	By:	/s/ Brian R. Evans
Date		Brian R. Evans
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated August 26, 2010, announcing the retirement of Vice Chairman, President and Chief Operating Officer, Wayne H. Calabrese.

99.2	Mr. Calabrese’s retirement letter, dated August 26, 2010.

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